Exhibit 32.2

Certification Pursuant To 18 U.S.C. Section 1350,
As Adopted Pursuant To
Section 906 of the Sarbanes-Oxley Act of 2002

     I, Warren D. Edwards, Executive Vice President and Chief Financial Officer of Affiliated Computer Services, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to my knowledge:

(1)	the Quarterly Report on Form 10-Q of the Company for the second quarter of fiscal year 2004 ended December 31, 2003, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 17, 2004	/s/ Warren D. Edwards

Warren D. Edwards,
Executive Vice President and
Chief Financial Officer of
Affiliated Computer Services, Inc.